Exhibit 99.01
Supplemental Financial Information
Diamond’s historical financial statements for periods ended July 31, 2005 and earlier have been prepared in accordance with GAAP for agricultural cooperative associations. For subsequent periods, Diamond’s financial statements have been prepared in accordance with GAAP for companies that are not agricultural cooperative associations. The principal difference relates to accounting for walnut inventories received from members, including crop pool accounting and use of the net realizable value, or NRV, method to value walnut inventories received from Diamond Growers members. NRV is the estimated sales price of inventories less estimated completion, distribution and selling costs. As a result of crop pool accounting and the NRV method of valuing inventories, Diamond’s historical financial statements do not include a cost of goods sold for walnuts received from its members.
The following supplemental financial information, including adjustments to convert walnut inventories from crop year pool and NRV accounting to cost basis accounting and to record estimated walnut cost of goods sold is presented for purposes of facilitating comparison of quarterly financial performance. Estimated walnut acquisition costs are based on the “field price” reported by the California Statistical Office of the USDA National Agricultural Statistics Service, or CASS. Diamond believes this information is the only available measure of industry-wide walnut acquisition costs. Diamond cannot determine an actual cost basis for walnuts acquired and sold in historical periods. In addition, Diamond:
•	is unable to determine retroactively what it would have paid for walnuts in prior years had it not been a cooperative;

•	is unable to determine whether what it would have paid for walnuts would approximate amounts paid to other growers by other processors as reflected in the CASS statistics;

•	is limited by the level of detail provided by the CASS statistics; and

•	cannot ensure that the cost of sales amounts implied by the CASS statistics are representative of future cost of sales amounts.
Diamond has not undertaken any effort to validate the accuracy of the CASS statistics.

	FY 2005	FY 2005	FY 2005	FY 2005	FY 2005
	Q1	Q2	Q3	Q4	Total
(in thousands)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net sales and other revenues	$172,758	$112,488	$79,633	$97,669	$462,548
Cost of sales	148,035	98,167	74,708	92,840	413,750

Gross margin	24,723	14,321	4,925	4,829	48,798

Operating expenses:

Selling, general and administrative	7,984	9,933	7,190	8,081	33,188
Advertising	9,655	4,728	4,113	3,657	22,153

Total operating expenses	17,639	14,661	11,303	11,738	55,341

Operating income (loss)	7,084	(340)	(6,378)	(6,909)	(6,543)

Interest, net	1,041	1,081	1,114	1,197	4,433
Other	26	163	56	2,480	2,725

Income (loss) before income tax expense	$6,017	$(1,584)	$(7,548)	$(10,586)	$(13,701)

Historical Financial Information

	FY 2005	FY 2005	FY 2005	FY 2005	FY 2005
	Q1	Q2	Q3	Q4	Total
(in thousands)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	*
Net sales and other revenues	$172,758	$112,488	$79,633	$97,669	$462,548

Patronage inventory at beginning of period	(101,403)	(203,846)	(153,041)	(115,148)	(101,403)
Patronage inventory at end of period	203,846	153,041	115,148	67,152	67,152

Gross marketing pool proceeds	275,201	61,683	41,740	49,673	428,297
Cost of sales	65,976	48,754	33,004	43,653	191,387

Proceeds before operating expenses	209,225	12,929	8,736	6,020	236,910

Operating expenses:

Selling, general and administrative	7,984	9,933	7,190	8,081	33,188
Advertising	9,655	4,728	4,113	3,657	22,153

Total operating expenses	17,639	14,661	11,303	11,738	55,341

Operating proceeds	191,586	(1,732)	(2,567)	(5,718)	181,569

Interest, net	1,041	1,081	1,114	1,197	4,433
Other	26	163	56	2,480	2,725

Proceeds before income tax expense	$190,519	$(2,976)	$(3,737)	$(9,395)	$174,411

* The total for the year was derived from the audited financial statements included in the Annual Report on Form 10-K for the year ended July 31, 2005 and does not include all footnotes and disclosures required for complete financial statements.

Reconciliation of GAAP to supplemental information (in thousands)

	FY 2005	FY 2005	FY 2005	FY 2005	FY 2005
	Q1	Q2	Q3	Q4	Total

GAAP cost of sales	$65,976	$48,754	$33,004	$43,653	$191,387
Adjustment to convert walnut inventories from crop year pool and NRV accounting to cost basis accounting and to record estimated walnut cost of goods sold	82,059	49,413	41,704	49,187	222,363

Supplemental cost of sales	$148,035	$98,167	$74,708	$92,840	$413,750

About supplemental financial measures: Diamond uses supplemental financial information to accompany its consolidated financial statements presented in accordance with GAAP. However this presentation is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Diamond’s management believes that this supplemental financial information is useful to investors because Diamond’s financial statements for periods after July 31, 2005 include walnut acquisition costs that were not included in its financial statements for earlier periods. Accordingly, gross margins after this date will be materially different than those reported in the historical cooperative financial statements. Providing this supplemental financial information gives investors a basis to compare historical financial results to future financial results.
“Safe Harbor” Statement: Statements in this press release relating to Diamond’s business outlook and financial guidance are “forward-looking statements” and are subject to many risks and uncertainties that could cause actual results to differ materially from expectations. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Product recalls or concerns with safety and quality of food products could harm sales or cause consumers to avoid our products. (2) Our raw materials are subject to fluctuations in availability and price, and supply shortages and/or price increases could hurt our profitability. (3) We face intense competition from national and regional competitors, including in the snack food industry, and if we cannot compete effectively, we may lose customers or suffer reduced sales. (4) We depend on a few significant customers for a large proportion of our sales, and the loss of any of these customers or material decrease in their purchases could result in decreased sales. (5) Changes in the food industry, including dietary trends and consumer preferences, could reduce sales of our products. (6) Since we conduct a substantial amount of business outside the U.S., we are subject to special risks which could reduce our sales and disrupt supplies, including local economic and political conditions, trade restrictions, changing regulatory requirements, currency rate fluctuations and natural disasters limiting supply of nuts purchased abroad. (7) We expect costs associated with product processing and transportation, such as fuel, electricity, water and natural gas, to increase, which could reduce our margins and profitability. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our Annual Report on Form 10-K, filed with the SEC, particularly under the heading “Risk Factors.” Copies of our SEC filings are available online from the SEC or by contacting Diamond’s Investor Relations representatives at 415-896-6820 or by clicking on Investor Relations on Diamond’s website at http://www.diamondfoods.com/. All information in this release is current as of the date of this release. Diamond undertakes no duty to update any statement in light of new information or future events.
About Diamond
Diamond is a leading branded food company specializing in processing, marketing and distributing culinary and snack nuts under the Diamond of California and Emerald of California brands. Diamond’s products include walnuts, pine nuts, pecans, peanuts, macadamia nuts, hazelnuts, cashews, Brazil nuts and almonds.